Exhibit 99.2

LEGEND OF CREDIT SUISSE FIRST BOSTON CORPORATION:
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Attached is the preliminary Marketing Materials describing the structure, collateral pool and certain aspects of CIT Home Equity Loan Trust 2002-1. The Marketing Materials are for informational purposes only and are subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither The CIT Group/Consumer Finance, Inc. or Credit Suisse First Boston Corporation, nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Marketing Materials. Neither this sheet nor the cover sheet are part of the Marketing Materials.

A Registration Statement (including a base prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

LEGEND OF SALOMON SMITH BARNEY, INC.:

The date of this presentation is [ ]. This presentation contains information on
(i) the portfolio of loans to be held by the Issuer, (ii) the [ ] series to be issued by the Issuer. The information contained in this presentation is summary in nature and should be reviewed in combination with the Preliminary Offering Circular, dated [ ] relating to the [ ] series Class [ ] Notes or the Preliminary Offering Circular, dated [ ]. The information contained in this presentation will be superseded in its entirety by any subsequent versions of the presentation. In addition, this presentation and the Preliminary Offering Circulars will be superseded in their entirety by the final Offering Circulars. Prospective investors should carefully review the applicable preliminary and final Offering Circulars. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the applicable final Offering Circular.

See "Risk Factors" in the preliminary and final Offering Circulars for a description of information that should be considered in connection with an investment in the [ ] Series.

The information presented herein is confidential and proprietary to Salomon Smith Barney Inc ("SSB"). and [ ] and their respective affiliates and, accordingly, this material is not to be reproduced in whole or in part or used for any purpose except as authorized by [ ] and is to be treated as strictly confidential and not disclosed directly or indirectly to any party other than the recipient. By accepting delivery of this presentation the recipient is deemed to agree to (i) treat the information presented herein as strictly confidential and to not disclose such information directly or indirectly to any other party and (ii) return or destroy this presentation upon request by [ ]

This presentation does not constitute either an offer to sell or a solicitation of an offer to buy any of the [ ] series Notes. Offers to sell and solicitations of offers to buy the [ ] series Notes are made only by the applicable final Offering Circular. None of SSB's, [ ], or the Issuer are making any representation or warranty regarding any prospective investor's legal, tax or accounting treatment of the matters described herein. You are strongly urged to consult your legal, tax and accounting advisors before making any investment in the [ ] series.

This presentation may contain statements that are not purely historical in nature but are "forward-looking statements." Any forward-looking statement included in this presentation is based upon certain assumptions not disclosed in this presentation and is necessarily speculative in nature. Actual events are difficult to predict, are beyond the Issuer's control, and may differ from those assumed. Any forward-looking statement included in this presentation is based on information available as of the date hereof or as otherwise specified in this presentation and neither SSB's nor [ ] assume any duty to update any forward-looking statement.